UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive, San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)
(858) 560-6330
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Guild Holdings Company (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2021 (the “Original Report”), which disclosed the completion of the acquisition of Residential Mortgage Services Holdings, Inc. (“RMS”).

The sole purpose of this Amendment No. 1 is to provide the financial statements required by Item 9.01 that were not previously filed with the Original Report and does not amend the Original Report in any manner other than such Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The (i) audited financial statements of RMS including the audited balance sheets of RMS at December 31, 2020 and 2019 and the audited statements of operations, changes in stockholders’ equity, and cash flows for RMS for each of the years ended December 31, 2020 and 2019, the notes related thereto and the report of RSM US LLP, independent auditor, and (ii) the unaudited interim financial statements of RMS, including the unaudited balance sheet of RMS at June 30, 2021 and the unaudited statements of operations, changes in stockholders’ equity, and cash flows for RMS for each of the six month periods ended June 30, 2021 and 2020 and the notes related thereto, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company and RMS, including a pro forma balance sheet at June 30, 2021 and pro forma statements of income for the six months ended June 30, 2021 and the year ended December 31, 2020, giving effect to the Company’s acquisition of RMS, is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1
Merger Agreement, dated May 10, 2021, by and among Guild Mortgage Company LLC, Project Regal Merger Sub, Inc., Residential Mortgage Services Holdings, Inc., RMS Shareholder Representative, LLC, and as to certain sections identified therein, Guild Holdings Company (incorporated herein by reference to the Company’s Current Report on Form 8-K (File No. 001-39645) filed on May 14, 2021)

23.1	Consent of RSM US LLP
99.1	Audited financial statements of RMS as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited condensed financial statements of RMS as of and for the six months ended June 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial information of Guild Holdings Company and RMS as of June 30, 2021, for the six months ended June 30, 2021, and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: September 16, 2021	By:	/s/ Desiree A. Elwell
Desiree A. Elwell
Chief Financial Officer